Exhibit 10.1

FORM OF

INCENTIVE STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the INSERT DATE

BETWEEN:

WESTERN MAGNESIUM CORPORATION, a company duly incorporated pursuant to the laws of Delaware with offices at Suite 900 – 580 Hornby Street, Vancouver, BC V6C 3B6

(hereinafter referred to as the “Company”)

OF THE FIRST PART

AND:

INSERT NAME AND ADDRESS

(hereinafter referred to as the “Optionee”)

OF THE SECOND PART

WHEREAS the Optionee is a Director, Officer, Employee or Qualified Consultant of the Company and in that capacity devotes time and effort in the affairs of the Company;

NOW THEREFORE IN CONSIDERATION of the mutual covenants and agreements hereinafter contained, the parties hereto covenant and agree each with the other as follows:

1.	The Company hereby grants to the Optionee upon the terms and conditions hereinafter contained, the sole and exclusive right and option to purchase INSERT NUMBER shares of the capital of the Company at a price of $[__] per share (the “Option”), such Option to be exercisable at any time within [INSERT # OF YEARS] of the date of this Agreement, subject always to the provisions of earlier termination of the Option as set forth in paragraph 3 hereof.

2.	Subject to the discretion of the Board to apply vesting to the grant of any Option, the Options granted to an Optionee under this Plan will fully vest on the date of grant of such Options

(a)	In accordance with the policies of the Exchange, and subject to their approval to the contrary, Options granted to Consultants performing Investor Relations Activities must vest (and not otherwise be exercisable) in stages over a minimum of 12 months with no more than ¼ of the Options vesting in any 3 month period 25% of the initial aggregate number of common shares that may be purchased under the Option may vest on allocation;

Suite 900 – 580 Hornby Street | Vancouver, BC | V6C 3B6 Phone: (604) 423-2709|

www.westmagcorp.com

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3.	Pursuant to the terms of the Company’s Stock Option Plan, the options being granted shall terminate upon the following circumstances:

(a)	Expiry on Termination or Cessation: If an Optionee ceases to be a Director, Officer, Employee or Consultant for any reason other than death, then despite any other provision contained in this Plan, such Optionee’s Option will terminate within a reasonable period to be determined by the Administrator (the “Exercise Period”) commencing on the effective date the Optionee ceases to be employed by or provide services to the Company (but only to the extent that such Option has vested on or before the date the Optionee ceased to be so employed or provide services to the Company) as provided for in the written option agreement between the Company and the Optionee, and all rights to purchase Shares under such Option will expire as of the last day of such Exercise Period, provided however that the maximum Exercise Period shall be six (6) months, unless the Optionee has entered into a valid employment or consulting agreement that provides for a longer Exercise Period, but in no case shall the Exercise Period be greater than one (1) year unless prior Exchange approval has been given.

(b)	Death of an Optionee: If an Optionee dies prior to the expiry of his Option, his heirs, administrators or legal representatives may, by the earlier of:

(a)	one year from the date of the Optionee’s death (or such lesser period as may be specified by the Board at the time of granting the Option); and

(b)	the expiry date of the Option;

exercise any portion of such Option.

(c)	Leave of Absence: Employment will be deemed to continue intact during any sick leave or other bona fide leave of absence if the period of such leave does not exceed 90 days or, if longer, for so long as the Optionee’s right to reemployment is guaranteed either by statute or by contract. If the period of such leave exceeds 90 days and the Optionee’s reemployment is not so guaranteed, then his employment will be deemed to have terminated on the ninety-first day of such leave.

4.	Assignment: No Option granted under this Plan is transferable or assignable otherwise than by will or pursuant to the laws of succession except that, if permitted by the rules and policies of the Exchange, an Optionee will have the right to assign any Option granted to him under this Plan to a trust or similar legal entity established by such Optionee.

5.	Notice: An Option must be exercised only in accordance with the terms and conditions of the written option agreement under which it is granted and will be exercisable only by notice in writing to the Company at its principal place of business.

6.	Payment: Subject to any vesting requirements described in each individual Option agreement, Options may be exercised in whole or in part at any time prior to their lapse or termination. Shares purchased by an Optionee on exercise on an Option must be paid for in full at the time of purchase (i.e. concurrently with the giving of the requisite notice) by either cash or certified cheque in favour of the Company.

7.	Hold Period: In addition to any resale restrictions under the Securities Act or other applicable legislation, all Options granted under this Plan where the exercise price is based on the Discounted Market Price and all Shares issued on the exercise of such Options (before the expiry of the hold period) will be subject to a four-month Exchange hold period from the date the Options are granted, and the Option agreements and the certificates representing such Shares will bear the following legend:

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“Without prior written approval of the Exchange and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX Venture Exchange or otherwise in Canada or to or for the benefit of a Canadian resident until the date that is four months and one day from issuance.”

The four-month Exchange hold period may also apply in certain circumstances where the Options are granted at greater than the Discounted Market Price and such Options will be subject to a four-month Exchange hold period from the date the Options are granted, and the Option agreements and the certificates representing such Shares will bear the same legend as set out above.

The Optionee acknowledges that the Company is a “domestic issuer” under the 1933 Act and Regulations, and the shares issued upon the exercise of the Option are “Restricted Shares” under the 1933 Act and may not be traded under the 1933 Act and the securities laws of all applicable States unless they are registered under the US Securities Laws or an exemption from such registration requirement is available, and the placement of a legend on all Securities will be substantially in the following terms:

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 OF THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

“THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A U.S. PERSON UNLESS THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN THEM UNDER REGULATION S PROMULGATED PURSUANT TO THE U.S. SECURITIES ACT.”

The hold period of the TSX Venture Exchange is superceded by the hold period governed by the US Securities Act.

8.	Individuals: Options may be granted only to an individual or to a company that is wholly-owned by an individual who is eligible for an Option grant. Only individuals who are Directors, Officers, Consultants or Employees may be granted Options. If the Optionee is a company, it must agree not to effect or permit any transfer of ownership or option of shares of the Company nor to issue further shares of any class in the company to any other individual or entity as long as the incentive Option remains outstanding, except with the written consent of the Exchange.

9.	Time shall be of the essence of this Agreement.

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10.	The Company hereby confirms that as of the date of this Agreement the Optionee is a Director, Officer, Employee or Qualified Consultant of the Company as that term is defined in the TSX Venture Exchange policies.

7.	This Agreement is governed by the Company’s Stock Option Plan, which is subject to the acceptance of the TSX Venture Exchange.

8.	The Optionee acknowledges and confirms that any shares issued upon the exercise of the Option shall be subject to a four month hold period commencing from the date of granting of the Option, as required by the policies of the TSX Venture Exchange, and the share certificates will be legended accordingly.

9.	The Optionee hereby acknowledges and consents to:

(a)	the disclosure to the Exchange and all other regulatory authorities of all personal information of the undersigned obtained by the Issuer; and

(b)	the collection, use and disclosure of such personal information by the Exchange and all other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

10.	If at any time during the continued existence of the Option there shall be any alteration in the capital stock of the Company, other than an increase in the authorized or issued capital, then the within Option shall attach to an appropriate number of the shares or securities of the Company which shall have been created by any such alteration, and the price payable on the exercise of the Option shall be adjusted proportionately to the change in the shares resulting from such capital alteration.

11.	If the Optionee is an insider of the Company, then disinterested Shareholder approval and acceptance by the TSX Venture Exchange must be obtained in respect of any proposed reduction in the exercise price of the Option.

12.	Wherever in this Agreement the singular or masculine is used the same shall be construed as meaning the plural or the feminine or the body corporate where the context so requires, and vice versa.

13.	This Agreement shall enure to the benefit of the Optionee and shall to the extent hereinbefore provided, enure to the benefit of his/her heirs, executors and administrators.

14.	This Agreement may be signed by the Directors of the Company and by the Optionee in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument, and notwithstanding the date of execution shall be deemed to bear the date as set forth above.

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IN WITNESS WHEREOF the parties hereto have caused these presents to be executed as and from the day and year first above written.

THE CORPORATE SEAL of WESTERN MAGNESIUM CORPORATION was hereunto affixed in the presence of:

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Authorized Signatory	)
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Authorized Signatory	)

SIGNED, SEALED and DELIVERED by the said [__] in the presence of: Witness Name Witness Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) ) )	[__] Authorized Signatory